UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

NOVA LIFESTYLE, INC.
(Exact name of registrant as specified in its charter)

Nevada	011-36259	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.
Explanatory Note
This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and supplements the Current Report on Form 8-K of Nova Lifestyle, Inc. (the “Company”), filed with the Securities and Exchange Commission on November 3, 2016 (the “Initial 8-K”).  This Amendment provides the unaudited pro forma condensed financial information required by Item 2.01 of Form 8-K with respect to the disposition of Nova Furniture Ltd. by a wholly-owned subsidiary of the Company.  Except as stated in this Explanatory Note, no other information contained in any Item of the Initial 8-K is being amended, updated or otherwise revised.
Item 9.01      Financial Statements and Exhibits.
(b) Pro forma financial information.
Unaudited Pro Forma Consolidated Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(d) Exhibits.
The following exhibits are being furnished herewith:
Exhibit No.          Description
99.1                       Unaudited Pro Forma Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.

Date: January 9, 2017	By:	/s/ Thanh H. Lam
Thanh H. Lam
	Its:	Chairperson and Interim Chief Executive Officer